SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 14, 2001

The Allstate Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2775 Sanders Road, Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Exhibit Index at page 4

Item 7. Financial Statements and Exhibits

    (c)  Exhibits

Exhibit No.	Description
99.1	Registrant's press release dated September 14, 2001
99.2	Registrant's press release dated September 17, 2001

Item 9. Regulation FD Disclosure

    On September 14, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1. On September 17, 2001, the Registrant issued the press release attached hereto as Exhibit 99.2.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
	By:	/s/ EMMA M. KALAIDJIAN Name: Emma M. Kalaidjian Title: Assistant Secretary
September 17, 2001

Index to Exhibits

Number	Description	Sequential Page Number
99.1	Registrant's press release dated September 14, 2001	5
99.2	Registrant's press release dated September 17, 2001	6